Exhibit 99.1

APPLE HOSPITALITY REIT

2015

THIRD QUARTER REPORT

SEPTEMBER 30, 2015

Dear Shareholder

Greetings from Apple Hospitality REIT, Inc. (the “Company” or “Apple Hospitality”).
We have purposefully assembled and continue to selectively refine our portfolio with the strategic intent to generate stable returns for our shareholders over time. Our hotel portfolio continues to benefit from broad geographic diversification, a focus on the upscale select service segment of the industry and a concentration within the Hilton®
and Marriott® families of brands. We are pleased to report that performance across our portfolio continued to strengthen during the third quarter of this year and we anticipate operations will remain positive throughout the year and into 2016.

As of September 30, 2015, the Apple Hospitality portfolio included 177 Marriott®-
and Hilton®-branded hotels, with 22,782 rooms, geographically diversified across more than 80 MSAs in 32 states. For the three-month period ended September 30,
2015, as compared to the same period of 2014, our portfolio of hotels achieved increases in Comparable Hotels(C) occupancy, average daily rate (ADR) and revenue per available room (RevPAR) of approximately 0.9, 5.5 and 6.4 percent, respectively.

Comparable Hotels(C) occupancy, ADR and RevPAR were 80.6 percent, $133.57 and $107.62, respectively, for the third quarter of this year. For the nine-month period ended September 30, 2015, our hotels reported Comparable
Hotels(C) occupancy, ADR and RevPAR of 79.0 percent, $131.02 and $103.49, representing increases of approximately 1.5, 5.1 and 6.7 percent as compared to results for the same period of 2014, respectively.

During 2015, Apple Hospitality has worked to refine its portfolio of hotels through the strategic disposition of 19 properties and the acquisition of seven hotels. During the third quarter of 2015, the Company acquired: a new
170-room SpringHill Suites by Marriott® in Burbank, CA; a 190-room Courtyard by Marriott® in Burbank, CA; and a
245-room Courtyard by Marriott® in San Diego, CA. Subsequent to the end of the third quarter, on October 16, 2015, the Company acquired the dual-branded 102-room Courtyard by Marriott® and 78-room Residence Inn by Marriott®
in Syracuse, NY. The Company currently has outstanding contracts for the potential purchase of four additional hotels and will continue to evaluate acquisition and disposition opportunities that have the potential to meaningfully refine our portfolio and create additional value for our shareholders.

As part of the implementation of the Company’s $500 million share repurchase program, the Company established a written trading Plan authorizing the repurchase of its common shares in open market transactions. The Plan is intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, which allows the Company, through a designated broker, to repurchase shares at times, when it might otherwise be prevented from doing so by securities laws or because of self-imposed trading blackout periods. Because the plan is subject to certain pricing, market and volume parameters, there is no guarantee as to the exact number of shares that will be repurchased under the Plan.
The timing of share repurchases under the Plan and overall repurchase program will depend upon prevailing market conditions, regulatory requirements and other factors and may be suspended by the Company at any time. As of
September 30, 2015, the Company had purchased approximately 1.2 million of its common shares under the Plan, at a weighted-average market purchase price of approximately $17.59 per common share, for an aggregate purchase price of approximately $21.2 million. Purchases under the Plan have been funded and the Company intends to fund future purchases with availability under the Company’s credit facility.

Modified funds from operations (MFFO)(B) for the three- and nine-month periods ended September 30, 2015, totaled approximately $80.9 million, or $0.46 per share(A), and approximately $225.9 million, or $1.24 per share(A), respectively. MFFO for the same periods of last year totaled approximately $76.5 million, or $0.41 per share(A), and approximately $198.5 million, or $1.19 per share(A), respectively. Apple Hospitality paid distributions of $0.30 per common share during the third quarter of 2015. Concurrent with the listing of the Company’s common shares on the
New York Stock Exchange on May 18, 2015, the Company’s Board of Directors approved a regular monthly distribution of $0.10 per common share. The Company’s Board of Directors, in consultation with management, will continue to regularly monitor the distribution rate relative to the performance of its hotels, capital improvement needs, varying economic cycles, acquisitions and dispositions. At its discretion, the Board of Directors may make adjustments as determined to be prudent in relation to other cash requirements of the Company.

With continued strength of fundamentals in our segment of the hotel industry, we believe we are well positioned for sustainable growth in the future. Thank you for your investment in our Company.

Sincerely,

Glade M. Knight, Justin G. Knight, Executive Chairman President and Chief Executive Officer

STATEMENTS OF OPERATIONS (Unaudited)
(In thousands except statistical data)	Three months ended Sept 30, 2015	Three months ended Sept 30, 2014	Nine months ended Sept 30, 2015	Nine months ended Sept 30, 2014
REVENUES
Room revenue	$221,978	$213,831	$628,982	$552,645
Other revenue	18,577	18,053	56,299	48,928
Total revenue	$240,555	$231,884	$685,281	$601,573

EXPENSES AND OTHER INCOME
Direct operating expense	$59,024	$58,617	$170,781	$152,020
Other hotel operating expenses	86,893	85,736	253,996	221,349
General and administrative	5,175	5,627	14,421	14,774
Depreciation	32,351	31,095	94,205	81,408
Series B convertible preferred share expense	-	-	-	117,133
Transaction and listing costs	842	707	7,891	4,593
Loss on impairment of depreciable real estate assets	-	8,600	-	8,600
Interest and other expense, net	9,302	6,340	24,265	17,197
Total expenses	$193,587	$196,722	$565,559	$617,074
Gain on sale of real estate	-	-	15,358	-

NET INCOME
Net income (loss)	$46,968	$35,162	$135,080	$(15,501)
Unrealized gain (loss) on interest rate derivatives	(5,978)	757	(6,437)	311
Cash flow hedge losses reclassified to earnings	-	-	785	-
Comprehensive income (loss)	$40,990	$35,919	$129,428	$(15,190)
Net income (loss) per share (A)	$0.27	$0.19	$0.74	$(0.09)

MODIFIED FUNDS FROM OPERATIONS (B)
Net income (loss)	$46,968	$35,162	$135,080	$(15,501)
Depreciation of real estate owned	32,121	30,865	93,516	80,872
Gain on sale of real estate	-	-	(15,358)	-
Loss on impairment of depreciable real estate assets	-	8,600	-	8,600
Amortization of favorable and unfavorable leases, net	133	308	2,289	748
Funds from operations (FFO)	$79,222	$74,935	$215,527	$74,719
Series B convertible preferred share expense	-	-	-	117,133
Transaction and listing costs	842	707	7,891	4,593
Non-cash straight-line ground lease expense	829	860	2,528	2,033
Modified funds from operations (MFFO)	$80,893	$76,502	$225,946	$198,478
FFO per share (A)	$0.45	$0.40	$1.18	$0.45
Modified FFO per share (A)	$0.46	$0.41	$1.24	$1.19

WEIGHTED-AVERAGE SHARES OUTSTANDING (A)	175,069	186,910	182,247	166,292

OPERATING STATISTICS
Occupancy (C)	80.6%	79.9%	79.0%	77.8%
Average daily rate (C)	$133.57	$126.60	$131.02	$124.66
RevPAR (C)	$107.62	$101.11	$103.49	$96.99
Number of hotels	177	188
Distributions per share (A)	$0.30	$0.33	$0.97	$1.05

BALANCE SHEET HIGHLIGHTS (Unaudited) (In thousands)	September 30, 2015	December 31, 2014
ASSETS
Investment in real estate, net	$3,651,482	$3,492,821
Assets held for sale	-	195,588
Cash and cash equivalents	105	-
Other assets	106,906	91,340
Total assets	$3,758,493	$3,779,749

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable	$964,246	$709,570
Other liabilities	80,525	55,555
Total liabilities	1,044,771	765,125
Total shareholders’ equity	2,713,722	3,014,624
Total liabilities and shareholders’ equity	$3,758,493	$3,779,749

(A) On May 18, 2015, the Company implemented a 50% reverse share split which is reflected in the weighted-average shares outstanding and per share amounts for the three and nine months ended September 30, 2015 and 2014. (B) Funds from operations (FFO) is defined as net income (loss) (computed in accordance with generally accepted accounting principles —GAAP) excluding gains and losses from sales of real estate, plus depreciation, amortization and impairments of real estate assets. Modified funds from operations (MFFO) excludes transaction and listing costs, the non-cash conversion expense of the Series B convertible preferred shares and the non-cash impact of straight-line lease expense. The Company considers FFO and MFFO in evaluating property acquisitions and its operating performance and believes that FFO and MFFO should be considered along with, but not as an alternative to, net income (loss) and cash flows as a measure of the Company’s activities in accordance with GAAP. The Company considers FFO and MFFO as supplemental measures of operating performance in the real estate industry, and along with the other financial measures included in the Company’s Quarterly Report on Form 10-Q for the periods ended September 30, 2015 and this Quarterly Report, including net income (loss), cash flow from operating activities, financing activities and investing activities, they provide investors with an indication of the performance of the Company. The Company’s definitions of FFO and MFFO are not necessarily the same as such terms that are used by other companies. FFO and MFFO are not necessarily indicative of cash available to fund cash needs. (C) For purposes of operating statistics, the Company has defined Comparable Hotels as the 177 hotels owned as of the end of the reporting period. For the hotels acquired during the periods noted, the Company has, as applicable, included results of those hotels for periods prior to the Company’s ownership, and for dispositions, results have been excluded for the Company’s period of ownership. Results for periods prior to the Company’s ownership have not been included in the Company’s actual Consolidated Financial Statements and are included only for comparison purposes.

The financial information furnished reflects all adjustments necessary for a fair presentation of financial position at September 30, 2015 and the results of operations for the interim periods ended September 30, 2015 and 2014. Such interim results are not necessarily indicative of the results that can be expected for the full year. The accompanying financial statements should be read in conjunction with the audited financial statements and related notes appearing in the Apple Hospitality REIT, Inc. 2014 Annual Report.

Hilton Garden Inn

COURTYARD

Images from left to right: Hilton Garden Inn, Nashville, TN; Courtyard, Burbank, CA; SpringHill Suites, Boise, ID; Courtyard, San Diego, CA

Our Hotels

ALABAMA	MINNESOTA
Auburn, Birmingham (2), Dothan (2), Huntsville (2),	Rochester
Montgomery (2), Montgomery/Prattville
MISSISSIPPI
ALASKA	Hattiesburg (2)
Anchorage
MISSOURI
ARIZONA	Kansas City (2), St. Louis (2)
Phoenix (2), Phoenix/Chandler (2), Tucson (3)
NEBRASKA
ARKANSAS	Omaha
Rogers (3), Springdale
NEW JERSEY
CALIFORNIA	Cranford, Mahwah, Mount Laurel, Somerset,
Agoura Hills, Burbank (3), Clovis (2), Cypress (2),	West Orange
Sacramento, San Bernardino, San Diego (5),
San Diego/Oceanside, San Jose, Santa Ana,	NEW YORK
Santa Clarita (3), Santa Clarita/Valencia, Tulare	Islip/Ronkonkoma, New York City, Syracuse (2)

COLORADO	NORTH CAROLINA
Denver/Highlands Ranch (2)	Carolina Beach, Charlotte, Durham, Fayetteville (2),
Greensboro, Holly Springs, Wilmington, Winston-Salem
FLORIDA
Fort Lauderdale (2), Jacksonville, Lakeland, Miami (3),	OHIO
Orlando (2), Orlando/Sanford, Panama City,	Twinsburg
Panama City Beach, Sarasota, Tallahassee, Tampa (2)
OKLAHOMA
GEORGIA	Oklahoma City
Albany, Columbus (2), Macon, Savannah
PENNSYLVANIA
IDAHO	Philadelphia/Collegeville, Philadelphia/Malvern, Pittsburgh
Boise (2)
SOUTH CAROLINA
ILLINOIS	Columbia, Greenville, Hilton Head
Mettawa (2), Schaumburg, Warrenville
TENNESSEE
INDIANA	Chattanooga, Jackson, Johnson City, Memphis, Nashville (2)
Indianapolis, Mishawaka
TEXAS
KANSAS	Austin (5), Austin/Round Rock, Beaumont, Dallas,
Overland Park (3), Wichita	Dallas/Addison, Dallas/Allen (2),
Dallas/Arlington, Dallas/Duncanville, Dallas/Frisco,
LOUISIANA	Dallas/Grapevine, Dallas/Irving, Dallas/Lewisville,
Baton Rouge, Lafayette (2), New Orleans	El Paso (2), Fort Worth, Fort Worth/Burleson, Houston (2),
Houston/Stafford, San Antonio, Texarkana (3)
MARYLAND
Annapolis, Silver Spring	UTAH
Provo, Salt Lake City
MASSACHUSETTS
Andover, Marlborough, Westford (2)	VIRGINIA
Alexandria (2), Bristol, Charlottesville, Harrisonburg,
MICHIGAN	Manassas, Norfolk/Chesapeake, Richmond (3),
Detroit/Novi	Suffolk (2), Virginia Beach (2)

WASHINGTON
Seattle, Seattle/Kirkland, Tukwila, Vancouver

CORPORATE PROFILE Apple Hospitality REIT, Inc. (the “Company”) is a publicly traded real estate investment trust (REIT) focused on the acquisition and ownership of income-producing real estate that generates attractive returns for our shareholders. Our hotels operate under the Courtyard by Marriott®, Fairfield Inn by Marriott®, Fairfield Inn & Suites by Marriott®, Marriott® Hotels, Renaissance® Hotels, Residence Inn by Marriott®, SpringHill Suites by Marriott®, TownePlace Suites by Marriott®, Embassy Suites by Hilton®, Hampton Inn by Hilton®, Hampton Inn & Suites by Hilton®, Hilton®, Hilton Garden Inn®, Home2 Suites by Hilton® and Homewood Suites by Hilton® brands. As of October 30, 2015, the Company’s portfolio consisted of 179 hotels with 22,962 guestrooms in 32 states. The Company’s common shares are traded on the New York Stock Exchange (NYSE) under the ticker symbol “APLE.”

MISSION Apple Hospitality REIT, Inc. is a premier real estate investment company committed to providing maximum value for our shareholders.

As always, we encourage our shareholders to know their investment and stay informed by reviewing information on our website at www.applehospitalityreit.com, as well as our filings with the Securities and Exchange Commission, which can be found on their website at www.sec.gov.

Cover image: SpringHill Suites, Burbank, CA

“Courtyard by Marriott®,” “Fairfield Inn by Marriott®,” “Fairfield Inn & Suites by Marriott®,” “Marriott® Hotels,” “Renaissance® Hotels,” “Residence Inn by Marriott®,” “SpringHill Suites by Marriott®,” and “TownePlace Suites by Marriott®” are each a registered trademark of Marriott® International, Inc. or one of its affiliates. All references to “Marriott®” mean Marriott® International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this Quarterly Report, whether relating to hotel information, operating information, financial information, Marriott®’s relationship with Apple Hospitality REIT, Inc. or otherwise. Marriott® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this Quarterly Report, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this
Quarterly Report.

“Embassy Suites by Hilton®,” “Hampton Inn by Hilton®,” “Hampton Inn & Suites by Hilton®,” “Hilton®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton® Worldwide Holdings, Inc. or one of its affiliates. All references to “Hilton®” mean Hilton® Worldwide Holdings, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this Quarterly Report, whether relating to hotel information, operating information, financial information, Hilton®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this Quarterly Report, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this Quarterly Report.

This Quarterly Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of terms such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Hospitality REIT, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to effectively acquire and dispose of properties; the ability of the Company to implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Quarterly Report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the risk factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including but not limited to those discussed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the periods ended September 30, 2015. Any forward-looking statement that the Company makes speaks only as of the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law. This Quarterly Report is provided for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of the Company.

CORPORATE HEADQUARTERS 814 East Main Street | Richmond, Virginia 23219 (804) 344-8121 | (804) 344-8129 FAX applehospitalityreit.com	INVESTOR INFORMATION For additional information about the Company, please contact: Kelly Clarke, Director of Investor Services (804) 727-6321 or kclarke@applereit.com